UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      July 24, 2014

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01    Material Amendment of a Material Definitive Agreement.

On July 24, 2014, certain wholly-owned subsidiaries (the “PrivateBank Borrowers”) of AdCare Health Systems, Inc. (the “Company”) entered into a Fifth Modification Agreement (the “Modification”) with The PrivateBank and Trust Company (“PrivateBank”), effective July 22, 2014, which modified that certain Loan Agreement, dated September 20, 2012, between the PrivateBank Borrowers and PrivateBank (as amended, the “PrivateBank Credit Facility”). The Modification, among other things: (i) increases the letter of credit amount available under the PrivateBank Credit Facility from $3,500,000 to $3,750,000; and (ii) amends certain financial terms under the PrivateBank Credit Facility regarding debt service and interest charges.
Certain subsidiaries of the Company are also borrowers under: (a) a credit facility with PrivateBank used to fund the purchase price of the acquisition of the Glenview Health & Rehabilitation facility located in Georgia; (b) a credit facility with PrivateBank used to fund the purchase price of the acquisition of the Woodland Manor facility located in Ohio; (c) a credit facility with PrivateBank used to fund the purchase price of the acquisition of four skilled nursing facilities and an office facility located in Arkansas; and (d) a credit facility with PrivateBank used to fund the purchase price of the West Markham Sub Acute and Rehabilitation Center located in Arkansas.

Item 2.03	Creation of a Direct Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

99.1    Fifth Modification Agreement, dated as of July 22, 2014, by and among ADK Thomasville Operator, LLC, ADK Lumber City Operator, LLC, ADK LaGrange Operator, LLC, ADK Powder Springs Operator, LLC, ADK Thunderbolt Operator, LLC, Attalla Nursing ADK, LLC, Mountain Trace Nursing ADK, LLC, Mt. Kenn Nursing, LLC, Erin Nursing, LLC, CP Nursing, LLC Benton Nursing, LLC, Valley River Nursing, LLC, Park Heritage Nursing, LLC, Homestead Nursing, LLC, Woodland Manor Nursing, LLC, Mountain View Nursing, LLC, Little Rock HC&R Nursing, LLC, Glenvue H&R Nursing, LLC, Coosa Nursing ADK, LLC, QC Nursing, LLC, AdCare Health Systems, Inc., and The PrivateBank and Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2014	ADCARE HEALTH SYSTEMS, INC.

/s/ Ronald W. Fleming
Ronald W. Fleming
Chief Financial Officer

EXHIBIT INDEX

99.1    Fifth Modification Agreement, dated as of July 22, 2014, by and among ADK Thomasville Operator, LLC, ADK Lumber City Operator, LLC, ADK LaGrange Operator, LLC, ADK Powder Springs Operator, LLC, ADK Thunderbolt Operator, LLC, Attalla Nursing ADK, LLC, Mountain Trace Nursing ADK, LLC, Mt. Kenn Nursing, LLC, Erin Nursing, LLC, CP Nursing, LLC Benton Nursing, LLC, Valley River Nursing, LLC, Park Heritage Nursing, LLC, Homestead Nursing, LLC, Woodland Manor Nursing, LLC, Mountain View Nursing, LLC, Little Rock HC&R Nursing, LLC, Glenvue H&R Nursing, LLC, Coosa Nursing ADK, LLC, QC Nursing, LLC, AdCare Health Systems, Inc., and The PrivateBank and Trust Company.